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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-68227 on Form S-8 of our report dated February 4, 2005 (February 18, 2005 as to Notes 6 and 17) appearing in this Annual Report on Form 10-K of Accuride Corporation for the year ended December 31, 2004.

DELOITTE & TOUCHE LLP

Indianapolis, Indiana
March 31, 2005

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM